Exhibit 99.2

 ARCC’s Plan for the Small Business Credit Availability Act June 2018

Disclaimer IMPORTANT NOTICE: Statements included herein may constitute “forward-looking statements,” which may relate to future events or the future performance or financial condition of Ares Capital Corporation (“ARCC”), its investment adviser Ares Capital Management LLC (“ACM”), a subsidiary of Ares Management, L.P. (“Ares Management”), or of Ares Management. These statements are not guarantees of future results or financial condition and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the filings of ARCC and Ares Management with the Securities and Exchange Commission (“SEC”). The information contained in this presentation is summary information that is intended to be considered in the context of the SEC filings of ARCC and Ares Management and other public announcements that ARCC or Ares Management may make, by press release or otherwise, from time to time. Neither ARCC nor Ares Management undertakes any duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about ARCC, ACM and Ares Management, and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of ARCC, ACM or Ares Management or information about the market, as indicative of future results, the achievement of which cannot be assured. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by ARCC or Ares Management or as legal, accounting or tax advice. None of ARCC, ACM, Ares Management or any affiliate of ARCC, ACM or Ares Management makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Certain information set forth herein includes estimates and projections and involves significant elements of subjective judgment and analysis. Further, such information, unless otherwise stated, is before giving effect to management and incentive fees and deductions for taxes. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such estimates or projections will be realized. These materials may contain confidential and proprietary information, and their distribution or the divulgence of any of their contents to any person, other than the person to whom they were originally delivered and such person’s advisers, without the prior consent of ARCC, ACM or Ares Management, as applicable, is prohibited. You are advised that United States securities laws restrict any person who has material, non-public information about a company from purchasing or selling securities of such company (and options, warrants and rights relating thereto) and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. You agree not to purchase or sell such securities in violation of any such laws. These materials are not intended as an offer to sell, or the solicitation of an offer to purchase, any security, the offer and/or sale of which can only be made by definitive offering documentation. Any offer or solicitation with respect to any securities that may be issued by ARCC, Ares Management or any of their affiliates will be made only by means of definitive offering memoranda or prospectus, which will be provided to prospective investors and will contain material information that is not set forth herein, including risk factors relating to any such investment. S&P Disclaimer Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

ARCC Board Approves Reducing Asset Coverage Requirement Under the SBCAA We have taken a methodical approach to evaluating the benefits of the SBCAA, which has resulted in our Board approving a lower asset coverage requirement pursuant to the SBCAA SBCAA Overview • The Small Business Credit Availability Act (the “SBCAA”) was included in the Omnibus Spending Bill and was signed into law on March 23, 2018 • The SBCAA, among other things, modifies the applicable provisions of the Investment Company Act to reduce the required asset coverage ratio applicable to BDCs from 200% to 150%, subject to certain approval, timing and disclosure requirements o Upon approval and implementation, this effectively raises the regulatory debt to equity ceiling from 1.0x to 2.0x Debt to Equity (“D:E”) Comprehensive Process for Evaluating and Approving the SBCAA • Solicited Broad Input: In addition to significant internal resources focused on evaluating the opportunity, we have considered input from a wide array of constituencies, which included: o Lenders o Rating agencies o Fixed income investors o Shareholders o Investment banks • Deep Board Engagement: Our majority-independent Board of Directors has convened multiple times since passage of the SBCAA to consider many factors in evaluating our approach • Approval of Increased Leverage Flexibility Under the SBCAA: On June 21, 2018, our Board of Directors approved reducing our regulatory asset coverage ratio to 150% under the SBCAA. This change will go into effect on June 21, 2019, following the required 12 month cooling off period under the SBCAA o We reserve the right to seek a shareholder vote if we would like to accelerate the implementation

ARCC’s Plan for Operating Under the Reduced Asset Coverage Requirement We believe our plan to modestly increase leverage at ARCC creates long term value for shareholders The Key Elements of our Plan: Maintain our high quality investment portfolio Continue our long term and highly selective investment approach focused on relative value and senior loans Patiently deploy additional capital over the 12-36 months following the effective date Modestly expand use of leverage and target a 0.90x – 1.25x Debt to Equity ratio Operate with increased cushion to the regulatory limit of 150% asset coverage or 2.0x Debt to Equity Operate in a manner that intends to maintain our investment grade rating Reduce base management fee to 1.0% on assets financed with leverage over 1.0x Debt to Equity We expect our plan will generate incremental earnings while maintaining a conservative leverage profile

Benefits of Reducing Asset Coverage Requirement Under the SBCAA The adoption of the 150% asset coverage ratio and the use of modest incremental leverage provides increased flexibility and potential for incremental earnings while maintaining our conservative risk profile 1 BUILDS ON LEADING TRACK RECORD TO DRIVE HIGHER EARNINGS WITH LOWER FEES • We believe our high quality, senior oriented portfolio supports additional leverage • We expect to generate incremental core earnings of up to 20% (1) • We will reduce our base management fee to 1.0% on all assets financed using leverage over 1.0x debt to equity 2 INCREASED FLEXIBILITY DE-RISKS THE COMPANY • Increases cushion to regulatory leverage limit and therefore reduces default risk on our outstanding debt • Increases flexibility to manage ARCC through credit cycles 3 MAINTAINS CONSERVATIVE INVESTMENT GRADE PROFILE • Revised target leverage of 0.90x to 1.25x remains conservative • Target leverage of 0.90x to 1.25x is lower than allowed by the advance rates of our credit facilities (2) • We intend to operate in a manner whereby ARCC maintains its investment grade credit profile 4 ENHANCES GROWTH, SCALE & DIVERSIFICATION OPPORTUNITIES • Increases ARCC’s flexibility • Adds to our potential investment opportunities • Increases opportunities for diversification and scale • Should enhance ARCC’s access to capital

1ARCC Has Generated Superior Long Term Performance ARCC’s high quality portfolio and leading track record supports our plan for higher leverage Portfolio Companies • High quality portfolio of 360 portfolio companies with a focus on senior secured floating rate loans to middle market companies Length of Track Record • ~14 year track record with a superior level of low realized credit losses on over $46 billion of capital invested (1) Annual Net Realized Gains Since Inception On Realized Investments Since Inception • Over $600 million in cumulative net realized gains on investments (+1% average annual net realized gains(2)) with a consistent track record of generating net realized gains in 13 out of 14 years • 14% asset level gross IRR on realized investments since inception in 2004 (3) With 1/3 the Volatility of BDC Peers • Superior 5 year GAAP net return on equity of greater than 10% with earnings volatility that is a third of the peer average (4) Stock Based Return Since Inception • 12% average annual shareholder return since IPO in 2004 (5) Outperformed the S&P 500, BDC peers and representative bank index(6)

1ARCC Has an Outstanding Track Record of Credit Performance ARCC’s annual loss rate has been significantly better than the industry averages ARCC’s loss rates are well below industry averages 3.5% 3.0% Loss Rate % Subordinated Unsecured Loans - 2.9%(6) 2.0% 1.5% 1.0% 0.5% 0.0% ARCC < 0.1% Middle Market Senior Loans - 0.6%(4) Broadly Syndicated Market Senior Loans - 0.9%(5) ARCC < 0.4% First LienSecond Lien & Subordinated

1Focus on ARCC’s Leading Investment & Credit Performance ARCC has generated net realized gains in 13 out of 14 years ARCC has generated the strongest net realized gains in the BDC Peer Group (1) 2% 1% 0% -1% -2% -3% -4% -5% ARCC BDC 1 BDC 2 BDC 3 BDC 4 BDC 5 BDC 6 BDC 7 BDC 8 BDC 9 BDC 10 BDC 11 BDC 12 BDC 13 BDC 14 BDC 15 BDC 16 BDC 17 BDC 18 BDC 19 BDC 20 Annualized Net Realized Gain/Loss Rates:(2) Since IPO or Past 10 Years for ARCC and BDC Peer Group (1)(3)

1ARCC Portfolio Has Generated Higher Returns with Less Risk ARCC has generated outsized, risk-adjusted returns for shareholders with very low volatility Lower Earnings Volatility and Higher GAAP ROE vs. Peers (1) ARCC has generated over 50% higher GAAP ROE vs. the Peer average over the past 5 years (1)(2) ARCC’s earnings have been approximately 3x less volatile than the Peer average over the past 5 years (1)(3) ARCC has delivered 12% average annual stock based total return for investors since inception in 2004

1We Believe ARCC Can Generate Higher Incremental Returns From SBCAA We expect the flexibility from adopting the SBCAA will enable us to generate incremental core earnings of up to 20% $0.35 $0.30 Incremental Annual Core EPS $0.20 $0.15 $0.10 $0.05 $0.00 Illustrative Case: Higher Incremental Core EPS & ROE ~$0.23 (+~150 bps ROE) ~$0.15 (+ ~100 bps ROE) ~$0.30 (+~200 bps ROE) Key Considerations • Illustrative case uses various leverage levels and assumes: — Portfolio yields (including interest, dividends and fees), borrowing rates and core G&A expenses remain consistent with Q1-18 — The reduced management fee of 1.0% on assets financed by leverage over 1.0x debt to equity • We believe variables such as leverage, net returns on investments, timing and market conditions (including portfolio net gain/losses) will impact the range of incremental returns • Illustrative case does not include the following factors that will influence future earnings: Incremental Core Earnings and ROE % change 1.00 x D:E1.13x D:E1.25x D:E ~10%~15%~20% — Rising interest rates — Benefits from ACAS portfolio rotation — Portfolio net gains/(losses) — Expiration of current income based fee waiver (1) As of March 31, 2018, unless otherwise stated. Data is shown for illustrative purposes only and is based on estimates and assumptions. There can be no assurance that we can achieve the earnings estimated from these assumptions. Past performance is not indicative of future results.

2The Relaxed Asset Coverage Ceiling Improves Risk Profile SBCAA election expands the cushion to the regulatory limit, which should make ARCC more durable through market cycles 2.00x 1.80x New Regulatory Leverage Limit Under SBCAA 1.60x 1.40x 1.20x 1.00x 0.80x 0.60x 0.75x 0.65x Old Regulatory Leverage Limit Old Cushion 1.25x 0.90x Expanded cushion 0.40x 0.20x 0.00x Old Target Leverage Range 0.65x - 0.75x Debt to Equity New Target Leverage Range 0.90x - 1.25x Debt to Equity We intend to operate with a greater cushion to our leverage limit, which would reduce risk for debt and equity investors Note: The degree of cushion depends on underlying asset volatility and use of leverage.

3Target Leverage Range is Still Below Borrowing Capacity Based on our Q1-18 portfolio and current advance rates, our portfolio could be leveraged to ~1.5x D:E 2.0x 1.8x New Regulatory Leverage Limit Under SBCAA 1.6x Debt to Equity Ratio 1.2x 1.0x 0.8x 0.6x New Target Leverage Range 0.69x 0.90x 1.25x ~1.50x 0.4x 0.2x 0.0x 3/31/2018 LeverageLower End of New Targeted Range Upper End of New Targeted Range Leverage Allowed by the Advance Rates of our Revolving Credit Facility (1) 1.For illustrative purposes only to demonstrate borrowing capacity without giving consideration to any regulatory or contractual constraints on leverage. For assets pledged to our Revolving Credit Facility, advance rates are based on current advance rates under our Revolving Credit Facility. For assets not pledged to our Revolving Credit Facility, advance rates are based on our estimate of market allowable leverage. Such advance rates are subject to change.

3Our Conservative Leverage Profile is Favorable Compared to Other Entities CLOs, Banks and SBICs employ leverage ranging from 3.0x to 9.9x Illustration of Leverage Used to Invest in Loans by Investor Type 12.0x 10.0x 9.9x 9.3x LeverageEquity % 44% 50% % Equity of Total Capitalization Debt to Equity Ratio 6.0x 4.0x 2.0x 4.5x 9%10%18% 25% 3.0x 1.25x 30% 20% 10% 0.0x Banks (1) Broadly Syndicated CLOs (2) Middle Market CLOs (3) SBICs (4) 0% ARCC Leverage Target - Upper End

3Historical Market Default Rates Imply Minimal Incremental Risk History of CLOs holding leveraged loans demonstrates minimal incremental risk to increasing leverage at ARCC While CLO tranches rated AAA or AA are levered 2x - 3x D:E, these tranches have never defaulted or experienced a loss

3 ARCC's Approach to Portfolio Construction Remains Unchanged

ARCC expects to maintain a similar asset mix, with a continued focus on senior secured loans, diversification, and investments with low credit risk

Well diversified portfolio - 360 companies	High degree of selectivity, with an average ~4% closing rate [2]	Strong senior secured orientation	Focus on defensively positioned, attractive industries

Portfolio by Asset Class [1]



8%
5%
1%
10%
4%
30%
42%

- First Lien Senior Secured Loans - 42%
- Second Lien Senior Secured Loans - 30%
- Senior Direct Lending Program - 4%
- Senior Subordinated Loans - 10%
- Collateralized Loan Obligations - 1%
- Preferred Equity - 5%
- Other Equity and Other - 8%

Portfolio by Industry [1]



5%
2%
2%
2%
3%
3%
3%
4%
4%
4%
6%
6%
7%
7%
18%
24%

- Healthcare Services - 24%
- Consumer Products - 7%
- Other Services - 6%
- Senior Direct Lending Program - 4%
- Power Generation - 4%
- Education - 3%
- Oil and Gas - 2%
- Automotive Services - 2%
- Business Services - 18%
- Financial Services - 7%
- Manufacturing - 6%
- Food and Beverage - 4%
- Restaurants and Food Services - 3%
- Wholesale Distribution - 3%
- Containers and Packaging - 2%
- Remaining - 5%

As of March 31, 2018, unless otherwise stated.

1. At fair value as of March 31, 2018.
2. Calculation based on ARCC's reviewed and closed transactions with new portfolio companies (excludes any investments in existing portfolio companies) from 2011 through Q1-18 and excludes equity-only investments and legacy investments from portfolio acquisitions.

Ares Capital Corporation - Not for Publication or Redistribution 15

ARES
ARES CAPITAL CORPORATION

4SBCAA Adoption Should Provide Greater Diversification and Scale A larger balance sheet allows ARCC to finance larger, high quality companies We have invested in larger and more stable businesses as our portfolio has grown 90 We have funded the growth of our highest performing portfolio companies 100% We have placed a greater emphasis on incumbency, unlocking attractive opportunities 80 70 60 $ Millions 5046 38 40 40 30 20 10 - 77 65 67 60 55 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 35% 43% 33% % of Total $ Committed 63% 60% Enables us to finance and grow with leading portfolio companies Helps reduce portfolio risk Allows us to remain active with deployment while being defensive Enables us to leverage our history with the borrower Enhances our ability to maintain better than Wtd. Avg. Portfolio Company EBITDA(1)(2) Weighted average portfolio company EBITDA has doubled since 2010 2013 2014 2015 2016 2017 Q1-18 Commitments to Existing Borrowers We have committed over 50% of our aggregate capital to existing borrowers since 2013 market terms, documentation and pricing Incumbent borrowers have had superior credit performance as compared to new borrowers (3) Note: As of March, 31, 2018, unless otherwise stated. Refer to Endnotes on slides 19 - 21 for additional important information.

Conclusion With the increased flexibility allowed by the SBCAA, we believe ARCC can increase returns for shareholders while maintaining a conservative investment grade profile Summary of Business Plan Incorporating Asset Coverage Provision Under SBCAA Maintain a similar asset mix and a high quality investment portfolio Revise fee: 1.0% base management fee on assets financed with leverage over 1.0x debt to equity Intend to operate within parameters that are consistent with our investment grade rated profile Modestly expand leverage to 0.90x - 1.25x debt to equity in the 12 - 36 months following the effective date Expand ARCC’s portfolio providing greater diversification and broader investment capabilities Improve flexibility and increase cushion to the regulatory threshold, de-risking the company Potential to generate incremental annual core earnings of up to 20% as leverage increases (1) Higher Earnings Power Greater Operating Flexibility Appropriate Portfolio Risk and Return Attractive and Compelling Investor Returns 1.See slide 10 for additional information. Data on slide 10 is shown for illustrative purposes only and is based on estimates and assumptions. There can be no assurance that we can achieve the earnings estimated from these assumptions. Past performance is not indicative of future results.

 Endnotes

Endnotes Slide 5: Benefits of Reducing Asset Coverage Requirement Under the SBCAA 1.See slide 10 for additional information. Data on slide 10 is shown for illustrative purposes only and is based on estimates and assumptions. There can be no assurance that we can achieve the earnings estimated from these assumptions. Past performance is not indicative of future results. 2.For assets pledged to our Revolving Credit Facility, advance rates are based on current advance rates under our Revolving Credit Facility. For assets not pledged to our Revolving Credit Facility, advance rates are based on our estimate of market allowable leverage. Such advance rates are subject to change. Slide 6: ARCC Has Generated Superior Long Term Performance 1.Includes invested capital from inception on October 8, 2004 through March 31, 2018. Includes investments made through Ares Capital Corporation, the Senior Secured Loan Program and the Senior Direct Lending Program. Excludes syndications within one year of origination, $1.8 billion of investments acquired from Allied Capital on April 1, 2010 and $2.5 billion of investments acquired from American Capital on January 3, 2017. 2.Calculated as an average of the historical annual net realized gain/loss rates (where annual net realized gain/loss rate is calculated as the amount of net realized gains/losses for a particular period from Ares Capital Corporation’s IPO in October 2004 to March 31, 2018 divided by the average quarterly investments at amortized cost in such period). Excludes $196 million one-time gain on the acquisition of Allied Capital Corporation in Q2-10 and gains/losses from extinguishment of debt and sale of other assets. 3.Based on original cash invested, net of syndications, of approximately $21.5 billion and total proceeds from such exited investments of approximately $27.4 billion from inception on October 8, 2004 through March 31, 2018. Internal rate of return ("IRR") is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of management fees and expenses related to investments as these fees and expenses are not allocable to specific investments. The effect of such management and other expenses may reduce, maybe materially, the IRR’s shown herein. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of Ares Capital Corporation’s debt investment or sale of an investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These IRR results are historical results relating to Ares Capital Corporation’s past performance and are not necessarily indicative of future results, the achievement of which cannot be assured. 4.Analysis includes externally managed BDCs with market capitalizations of at least $400 million or greater as of March 31, 2018, which have been publicly listed for 5 years: AINV, BKCC, FSIC, GBDC, OCSL, PFLT, PNNT, PSEC, SLRC and TCPC. GAAP ROE is measured by net income divided by average equity over the five year period ended March 31, 2018. Volatility is measured by the standard deviation of net income divided by average net income over the five years ended March 31, 2018. 5.Source: SNL Financial. As of March 31, 2018. Ares Capital Corporation’s stock price-based total return is calculated assuming dividends are reinvested at the end of the day stock price on the relevant quarterly ex-dividend dates. Total return is calculated assuming investors did not participate in Ares Capital Corporation’s rights offering issuance as of March 20, 2008. 6.S&P 500 returns measured by the S&P 500 Index. BDC returns measured by SNL U.S. Registered Investment Companies (RICs) Index. Bank returns measured by the KBW Nasdaq Bank Index (BKX). Slide 7: ARCC Has an Outstanding Track Record of Credit Performance 1.Includes invested capital from inception on October 8, 2004 through March 31, 2018. Includes investments made through Ares Capital Corporation, the Senior Secured Loan Program and the Senior Direct Lending Program. Excludes syndications within one year of origination, $1.8 billion of investments acquired from Allied Capital on April 1, 2010 and $2.5 billion of investments acquired from American Capital on January 3, 2017. 2.Loss experience includes traditional first lien and unitranche loans. 3.Loss experience includes second lien and subordinated loans. 4.Represents the average annual middle market senior loan default rate of 1.9% per “Fitch U.S. Leveraged Loan Default Insights” for 2007-2017 multiplied by (1 minus the recovery rate for senior secured loans of 69%) per “Moody's Annual Default Study” for 2007-2017. 5.Represents the average annual broadly syndicated senior loan default rate of 2.8% per “Fitch U.S. Leveraged Loan Default Insights” for 2007-2017 multiplied by (1 minus the recovery rate for senior secured loans of 69%) per “Moody's Annual Default Study” for 2007-2017. 6.Represents Moody’s U.S. Trailing 12-Month Issuer-Weighted Spec-Grade Default Rate for 2007-2017 of 4.5% multiplied by (1 minus the recovery rate for subordinated unsecured debt of 36%) per “Moody's Annual Default Study” for 2007-2017.

Endnotes Slide 8: Focus on ARCC’s Leading Investment & Credit Performance 1.The BDC peer group consists of BDCs with a market capitalization of $400 million or greater as March 31, 2018, or who are under common management with a BDC that meets these criteria. This includes: AINV, BKCC, CGBD, CCT, OCSL, OCSI, FSIC, GBDC, GSBD, HTGC, MAIN, NMFC, PFLT, PNNT, PSEC, SLRC, SUNS, TCAP, TCPC and TSLX. 2.Calculated as an average of a BDC’s historical annual net realized gain/loss rates, where annual net realized gain/loss rate is calculated as the amount of net realized gains/losses for a particular period divided by the average quarterly investments at amortized cost in such period. For ARCC, excludes $196 million one-time gain on the acquisition of Allied Capital Corporation in Q2-10 and gains/losses from extinguishment of debt and sale of other assets. 3.Measured from December 31, 2004 (or IPO if more recent) through March 31, 2018. 4.Annual average from December 31, 2004 through March 31, 2018. Slide 9: ARCC Portfolio Has Generated Higher Returns with Less Risk 1.Includes externally managed BDCs with market capitalizations of at least $400 million or greater as of March 31, 2018, which have been publicly listed for 5 years: AINV, BKCC, FSIC, GBDC, OCSL, PFLT, PNNT, PSEC, SLRC and TCPC. 2.Represents annual GAAP ROE for the five years ended March 31, 2018. 3.Represents the standard deviation of net income divided by average net income over the five years ended March 31, 2018. Slide 10: We Believe ARCC Can Generate Higher Incremental Returns From SBCAA 1.Ares Capital Management agreed to waive up to $10 million of income based fees per quarter in connection with the American Capital transaction for ten calendar quarters beginning with the second quarter of 2017. The last quarter of the fee waiver is the third quarter of 2019 and thus the fee waiver expires in the fourth quarter of 2019. Slide 13: Our Leverage Profile is Favorable Compared to Other Entities 1.Reflects the ratio of deposits and borrowings divided by tangible equity for U.S. banks with a market capitalization below $1 0 billion as of December 7, 2017, which includes 760 banks, according to SNL Financial. 2.Reflects the average debt to equity ratio of all rated tranches of 5 most broadly syndicated CLOs as of April 6, 2018 according to S&P LCD. The 5 CLOs used were: TICP CLO III-2 Reissue, Barings CLO 2018-II, OZLM XX CLO, Crestline Denali CLO XII Reset, and Ballyrock CLO 2018-1. 3.Reflects the debt to equity ratio for BBB-tranche debt within the Ivy Hill MM CF XIV, LTD. CLO, the collateral for which is primarily middle market first lien loans, including loans acquired from ARCC. 4.The SBIC program allows for 3:1 leverage on loans to much smaller companies than our typical portfolio companies without any limitations on asset classes. Slide 14: Historical Market Default Rates Imply Minimal Incremental Risk 1.Reflects the most recent U.S. CLO industry default analysis by rating provided by S&P as of March 22, 2018 titled “Twenty Years Strong: A Look Back At U.S. CLO Ratings Performance From 1994 Through 2013.” 2.Reflects the most recent U.S. CLO industry default analysis by rating provided by Moody’s as of March 22, 2018 titled “Impairment and Loss Rates of U.S. and European CLOs: 1993-2016.”

Endnotes Slide 16: SBCAA Adoption Should Provide Greater Diversification and Scale 1.Weighted average EBITDA amounts are weighted based on the fair value of the portfolio company investments. EBITDA amounts are estimated from the most recent portfolio company financial statements, have not been independently verified by Ares Capital Corporation and may reflect a normalized or adjusted amount. Accordingly, Ares Capital Corporation makes no representation or warranty in respect of this information. 2.This portfolio weighted average EBITDA data includes information solely in respect of corporate investments in Ares Capital Corporation's portfolio, subject to the exclusions described in the following sentence. Excluded from the data above is information in respect of the following: (i) the SSLP (and the underlying borrowers in the SSLP), (ii) the SDLP (and the underlying borrowers in the SDLP), (iii) portfolio companies that do not report EBITDA, including IHAM, (iv) investment funds/vehicles, (v) discrete projects in the project finance/power generation sector, (vi) certain oil and gas companies, (vii) venture capital backed companies and (viii) commercial real estate financial companies. 3.Incumbent borrowers have had fewer non-accruals vs. new borrowers based on invested capital since inception (October 2004) through December 31, 2017. Invested capital includes investments made through Ares Capital Corporation, the Senior Secured Loan Program and the Senior Direct Lending Program. Invested capital excludes syndications within one year of origination, $1.8 billion of investments acquired from Allied Capital on April 1, 2010, $2.5 billion of investments acquired from American Capital on January 3, 2017, as well as venture loans.

 f2ARES